UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Brian R. Wiedmeyer, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6844
Registrant's telephone number, including area code

Date of fiscal year end: November 30, 2018

Date of reporting period: November 30, 2018

Item 1. Reports to Stockholders.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (http://etp.tortoiseindexsolutions.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 844-TR-INDEX (844-874-6339) or by sending an e-mail request to info@tortoiseindexsolutions.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 844-TR-INDEX (844-874-6339) or send an email request to info@tortoiseindexsolutions.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all Funds held with the fund complex if you invest directly with the Fund.

Tortoise
2018 Annual Report

Table of Contents

Letter to Shareholders	3
TPYP: Fund Focus	5
TBLU: Fund Focus	7
Expense Example	10
Financial Statements	11
Notes to Financial Statements	19
Report of Independent Registered Public Accounting Firm	24
Trustees and Officers	25
Additional Information	27

Sector allocations
Name/Ticker	Primary focus	Total assets ($ 000’s)[1]	By asset type[2]	By ownership structure[2]
Tortoise North American Pipeline Fund NYSE Arca: TPYP Inception: 6/29/2015	North American pipeline companies	$278,849.3
Name/Ticker	Primary focus	Total assets ($ 000’s)[1]	By sector	By geographic exposure
Tortoise Global Water ESG Fund CBOE Bzx: TBLU Inception: 2/14/2017	Water companies	$3,876.6

1 As of 12/31/2018
2 As of 11/30/2018

2	Tortoise

2018 Annual Report | November 30, 2018

Letter to shareholders

Dear shareholders,

Tortoise invests in essential assets and creates product solutions that allow investors to participate in the opportunities, innovations and development of these critical and essential assets. Tortoise North American Pipeline Fund (TPYP), offers access to the broad pipeline universe moving essential energy products from areas of supply to end users. The Tortoise Global Water ESG Fund (TBLU), offers the purest exposure to the water industry, perhaps one of the most essential assets and is an area that we foresee will need continued investment in the years to come.

Energy value chain

The broader energy sector, as represented by the S&P Energy Select Sector® Index, retreated substantially during the last fiscal quarter ending Nov. 30, 2018, returning -10.6%, bringing the full fiscal year performance to -1.6%. Commodity prices were volatile with crude oil prices seeing both the peak and trough for the fiscal year in the last three months. Oversupply concerns including: continued U.S. production growth, increased production from the Organization of the Petroleum Exporting Countries (OPEC), specifically Saudi Arabia in anticipation of the Iranian sanctions, and uncertainty leading up to the OPEC meeting in Vienna on Dec. 5, all contributed to driving oil prices lower. The midstream segment pulled back along with broad energy, as well as from near-term uncertainty around simplification transactions and further evolution of the midstream segment.

Upstream

Upstream oil and gas producers experienced a stark reversal in performance during the final quarter with the Tortoise North American Oil and Gas Producers IndexSM returning -20.4%, bringing fiscal year-end performance to -10.4%. Crude oil prices, represented by West Texas Intermediate (WTI), ended the fiscal year at slightly more than $50 per barrel after approaching $80 per barrel in early Oct. Crude oil prices began the fiscal year on Dec. 1, 2017 at $58.36 and steadily increased over the first three fiscal quarters. The last fiscal quarter brought volatility as oil prices fell from a fiscal year high of $76.41 on Oct. 3 to a low of $50.22 on Nov. 23, 2018 and ended the fiscal year at $50.93.

U.S. crude oil production is expected to average 10.9 million barrels per day (MMbbl/d) in 2018 and to increase further to 12.1 MMbbl/d in 2019. This is significant growth from the 9.4 MMbbl/d produced in 2017.1 The U.S. Energy Information Administration (EIA) forecasts a global liquid fuels production increase of 1.4 MMbbl/d in 2019. Production growth in the U.S. will be offset by declining OPEC production as per the agreed upon cut of 800,000 barrels per day (b/d) at the OPEC meeting in early December as well as the 400,000 b/d cut from other countries including Russia. On the other side of the equation, the EIA expects global liquid fuels consumption to grow by 1.5 MMbbl/d, largely driven by increases in China, U.S. and India.

Natural gas prices increased during the fourth fiscal quarter as inventories were low at the end of injection season followed by cold weather in parts of the country. Weather played a factor in natural gas prices throughout the fiscal year. They opened at $2.84 per million British thermal units (MMBtu), quickly rose in January to peak at $6.24 and fell to a fiscal year low of $2.49 in February. The fiscal year ending Nov. 30, 2018 closed at a price of $4.61. Natural gas production is expected to average 80.7 billion cubic feet per day (bcf/d) in 2018 and 87.3 bcf/d in 20192. The U.S. continues to export significant amounts of natural gas by pipeline to Mexico and liquefied natural gas (LNG) to the rest of the world, which is benefiting natural gas producers.

Midstream

Performance in the midstream sector declined along with broad energy as represented by the Tortoise North American Pipeline IndexSM return of -6.8% and the Tortoise MLP Index® return of -9.4% for the fourth fiscal quarter eliminating all gains, resulting in essentially flat 2018 fiscal year performance for both indexes. The Tortoise North American Pipeline Fund seeks to track the performance of the Tortoise North American Pipeline IndexSM. Despite market turmoil, midstream companies showed their resilience with nearly 95% of midstream MLPs increasing or maintaining their third quarter distribution over the prior quarter.

As the midstream energy landscape continues to evolve, so does the MLP structure. We expect even higher coverage and lower leverage going forward. Many companies have shifted to self-funding the equity portion of their capital expenditure programs, reducing reliance on capital markets access. As a result, we expect dramatically less equity supply issuance in 2019 and beyond as companies focus on return of capital to shareholders in the form of strong yield, distribution growth and stock buybacks. Some companies are also selling non-core assets to arbitrage the valuation gap between private and public midstream assets.

We’ve deemed 2018 as the year of the transaction, with more than half of MLP companies participating in simplification transactions. These transactions have benefited the sector, leading to improved corporate governance and the removal of incentive distribution rights (IDRs). We expect this trend to continue and by the end of 2019 we anticipate more than 85% of MLPs will have eliminated IDRs.

With significant midstream investment needed to transport the record U.S. energy supply to areas of demand, including export facilities, several pipeline companies are planning to consolidate efforts to efficiently put capital to work. One example is a potential consolidation of two competing Permian Basin crude oil export lines. If combined, the project would be owned by six different midstream companies and would ease concerns of over investment in basin takeaway capacity. Our outlook for capital investments remains at approximately $139 billion for 2018 to 2020 in MLPs, pipelines and related organic projects.

(unaudited)

Tortoise	3

Downstream

Cleaner energy solutions continue to change the energy landscape. The breakdown of electricity generation in the U.S. continues to evolve. The most notable transition is the continued displacement of coal by natural gas. Renewables are also expected to continue to gain market share, primarily through the use of solar energy as the average U.S. solar generation is expected to rise by more than 40% from 2017 to 2019. We anticipate that utilities will continue to find opportunities to include renewable infrastructure into their rate base, the value of the property on which the utility is permitted to earn a rate of return. Petrochemical companies, another downstream end-user of energy, will likely take advantage of higher natural gas liquids (NGL) supplies, increasing their margins.

Water

The water sector, as measured by the Tortoise Global Water ESG Index, returned -6.4% for the fiscal year ending Nov. 30, 2018. The Tortoise Global Water ESG Fund seeks to track this index. The biggest performance detractor during the period was the equipment and services sub-sector, as concerns regarding economic growth presented headwinds for the group. Despite the negative return during the time period, our long-term outlook on the sub-sector is positive because it provides essential products and services to the growing water infrastructure sector. We believe capital spending in the sector will remain robust, with visibility into a long runway of water infrastructure projects. Given the critical nature of the offerings, the sector will remain a key beneficiary of capital spending among the group.

Water utilities contributed positively during the period as the sub-sector benefitted from a risk-off market environment, given the largely regulated asset base, which provides visibility into continued growth, even in economic slowdowns. Our long-term outlook remains positive for water utilities as we believe we are in the early innings of a long-term global investment cycle. We expect that the investments will be directed at improving over-aged and under-maintained water infrastructure, as well as building out the needed water infrastructure, primarily in developing economies. Organic growth, along with increased merger and acquisition activity, is expected to drive attractive earnings and dividend growth over the long-term.

Going forward, rising trade tensions and slower economic growth may present headwinds in the near-term. Over the long-term, our outlook is positive as the sector executes on a deep backlog of water projects that are needed to ensure a safe and reliable water supply across the globe.

The S&P Energy Select Sector® Index is a capitalization-weighted index of S&P 500® Index companies in the energy sector involved in the development or production of energy products. The Tortoise North American Oil and Gas Producers IndexSM is a float-adjusted, capitalization-weighted index of North American energy companies engaged primarily in the production of crude oil, condensate, natural gas or natural gas liquids (NGLs). The Tortoise North American Pipeline IndexSM is a float adjusted, capitalization-weighted index of energy pipeline companies domiciled in the United States and Canada. The Tortoise MLP Index® is a float-adjusted, capitalization-weighted index of energy master limited partnerships. The Tortoise Global Water ESG IndexSM is a proprietary, rules-based, modified capitalization-weighted, float-adjusted index comprised of companies that are materially engaged in the water infrastructure or water management industries.

The Tortoise indices are the exclusive property of Tortoise Index Solutions, LLC, which has contracted with S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC) to calculate and maintain the Tortoise MLP Index®, Tortoise North American Pipeline IndexSM, Tortoise North American Oil and Gas Producers IndexSM and Tortoise Global Water ESG IndexSM (the “Indices”). The Indices are not sponsored by S&P Dow Jones Indices or its affiliates or its third party licensors (collectively, “S&P Dow Jones Indices LLC”). S&P Dow Jones Indices will not be liable for any errors or omission in calculating the Indices. “Calculated by S&P Dow Jones Indices” and its related stylized mark(s) are service marks of S&P Dow Jones Indices and have been licensed for use by Tortoise Index Solutions, LLC and its affiliates. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC (“SPFS”), and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”).

It is not possible to invest directly in an index.

Performance data quoted represents past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost.

1	Energy Information Administration, Short-Term Energy Outlook, December 2018
2	PIRA Natural Gas, December 2018

(unaudited)

4	Tortoise

2018 Annual Report | November 30, 2018

Tortoise North American Pipeline Fund

Top ten holdings (as of November 30, 2018)

1.	Enbridge Inc.	8.6%
2.	TransCanada Corporation	8.0%
3.	Kinder Morgan, Inc.	7.8%
4.	ONEOK, Inc.	7.8%
5.	The Williams Companies, Inc.	7.4%
6.	Pembina Pipeline Corporation	6.2%
7.	Cheniere Energy, Inc.	5.0%
8.	Enterprise Products Partners L.P.	4.5%
9.	Energy Transfer LP	4.0%
10.	Atmos Energy Corporation	3.9%

TPYP key benefits

●	Access to the sizable pipeline network of one of the world’s largest consumers of energy
●	Attractive total return potential in a historically defensive sector
●	Flow-through structure allows for tax-efficient access to the pipeline sector
●	Exposure to Tortoise North American Pipeline IndexSM
–	Effectively represents the characteristics of the market
–	A leading benchmark for analysis of the pipeline sector
–	Proprietary, research-driven and rules-based methodology
–	Constituent caps to allow for broader representation of the market and investability

Value of $10,000 vs. Tortoise North American Pipeline IndexSM
Since inception on June 29, 2015 through November 30, 2018

This chart illustrates the performance of a hypothetical $10,000 investment made on June 29, 2015, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on the fund’s distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends for the fund and dividends for the index.

The performance data quoted above represents past performance since June 29, 2015 through November 30, 2018. Past performance is no guarantee of future results. The investment return and value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be obtained through the most recent month-end by calling 844-TR-INDEX (844-874-6339). Future performance may be lower or higher than the performance stated above.

The Tortoise North American Pipeline IndexSM is a float-adjusted, capitalization weighted index of pipeline companies headquartered in the United States and Canada. Returns include reinvested dividends. You cannot invest directly in an index.

(unaudited)

Tortoise	5

Key asset performance drivers

Top five contributors	Company type	Performance driver
ONEOK, Inc.	Midstream natural gas/natural gas liquids pipeline company	Natural gas liquids (NGL) volume growth benefitting integrated pipeline network
Cheniere Energy, Inc.	Midstream natural gas/natural gas liquids pipeline company	Benefited from final investment decision for additional liquefied natural gas (LNG) train and strong global LNG demand
Energy Transfer LP	Midstream natural gas/natural gas liquids pipeline MLP	Acquired by its general partner for 11% premium in simplification transaction
Enterprise Products Partners L.P.	Midstream natural gas/natural gas liquids pipeline MLP	Delivered steady cash flow and healthy project backlog
Targa Resources Corp.	Midstream gathering and processing company	Permian Basin wet gas volume growth

Bottom five contributors	Company type	Performance driver
The Williams Companies, Inc.	Midstream natural gas/natural gas liquids pipeline company	Concerns around Northeast volume growth
AltaGas Ltd.	Midstream natural gas pipeline MLP	Abrupt management change and uncertainty over asset sales
TransCanada Corporation	Midstream natural gas/natural gas liquids pipeline company	Higher leverage causing need for asset divestitures to fund capital projects
Inter Pipeline Ltd.	Midstream crude oil pipeline company	Concerns about ability to execute propane dehydrogenation (PDH) project
Enbridge Inc.	Midstream crude oil pipeline company	Pending acquisition of Enbridge Energy Management, LLC

Total returns (as of November 30, 2018)

Ticker	1 year	3 year	Since inception(1)	Gross expense ratio
TPYP @ Market	0.36%	8.12%	0.15%	0.40%
TPYP @ NAV	0.15%	8.22%	0.11%	0.40%
S&P 500® Index(2)	6.27%	12.16%	11.24%	—
TNAPT(3)	0.70%	8.91%	0.71%	—

(1)	Reflects period from fund inception on June 29, 2015 through November 30, 2018.
(2)	The S&P 500® Index is an unmanaged market-value weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns include reinvested dividends. You cannot invest directly in an index.
(3)	The Tortoise North American Pipeline IndexSM is a float-adjusted, capitalization weighted index of pipeline companies headquartered in the United States and Canada. You cannot invest directly in an index.

Note: For periods over 1 year, performance reflected is for the average annual returns.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 844-TR-INDEX (844-874-6339).

(unaudited)

6	Tortoise

2018 Annual Report | November 30, 2018

Tortoise Global Water ESG Fund

Top ten holdings (as of November 30, 2018)

1.	American Water Works Co., Inc.	8.5%
2.	Veolia Environnement SA	8.1%
3.	Xylem, Inc.	7.2%
4.	Geberit AG	6.7%
5.	Ferguson PLC	6.1%
6.	Pentair PLC	4.9%
7.	United Utilities Group PLC	4.4%
8.	Suez	4.3%
9.	Pennon Group Plc	4.0%
10.	Severn Trent Plc	3.9%

TBLU key benefits

●

Provides access to the water infrastructure, management and treatment companies that appear poised to benefit from the expected and much needed investment in rebuilding existing infrastructure, constructing new infrastructure and better managing this vital, but finite resource

●	Flow-through ETF structure provides tax-efficient access to the water sector
●	Purest exposure to the water industry by incorporating a fundamental weighting aspect
●	Continuous liquidity
●	Exposure to the Tortoise Global Water ESG IndexSM
–	Proprietary, rules-based, research-driven methodology
–	Fundamental weighting technique provides significant direct exposure to the water industry
–	A leading benchmark for analysis of the water sector
–	Backed by Tortoise’s proprietary fundamental research and index generation process

Value of $10,000 vs. Tortoise Global Water ESG IndexSM
Since inception on February 14, 2017 through November 30, 2018

This chart illustrates the performance of a hypothetical $10,000 investment made on February 14, 2017, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on the fund’s distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends for the fund and dividends for the index.

The performance data quoted above represents past performance since February 14, 2017 through November 30, 2018. Past performance is no guarantee of future results. The investment return and value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be obtained through the most recent month-end by calling 844-TR-INDEX (844-874-6339). Future performance may be lower or higher than the performance stated above.

The Tortoise Water IndexSM is a float-adjusted, modified market capitalization-weighted index comprised of companies that are materially engaged in the water infrastructure or water management industries. Water infrastructure companies’ principal business is providing public water distribution or supporting water distribution infrastructure via equipment or engineering and construction. Water management companies’ primary business is providing technologies or products that manage or facilitate water distribution and usage, including the fields of water efficiency, water treatment and irrigation. You cannot invest directly in an index.

The Tortoise Global Water ESG IndexSM is a proprietary, rules-based, modified capitalization-weighted, float-adjusted index comprised of companies that are materially engaged in the water infrastructure or water management industries. Water infrastructure companies’ principal business is providing public water distribution or supporting water distribution infrastructure via equipment or engineering and construction. Water management companies’ primary business is providing technologies or products that manage or facilitate water distribution and usage, including the fields of water efficiency, water treatment and irrigation. You cannot invest directly in an index.

*

Prior to June 15, 2018, the Tortoise Global Water ESG Fund was named the Tortoise Water Fund and had an investment objective that sought to track the investment results that correspond (before fees and expenses) generally to the price and distribution rate (total return) performance of the Tortoise Water IndexSM.

(unaudited)

Tortoise	7

Key asset performance drivers

Top five contributors	Company type	Performance driver
Xylem Inc.	Pipes, Pumps, & Valves	Benefitted from elevated utility spend domestically and abroad, as well as end-user adoption of its technology offerings
Tetra Tech, Inc.	Engineering & Construction	Record operating results due to strong demand for engineering and construction services for municipal water infrastructure
Rexnord Corp	Pipes, Pumps, & Valves	Benefitted from the completion of its product portfolio transformation and growth from new product offerings
American Water Works Company, Inc.	Water Utility	Strength propelled by its attractive growth profile as the company executes on its robust project backlog to improve over-aged water infrastructure in the U.S.
American States Water	Water Utility	Benefitted from a positive regulatory settlement, as well as the market’s demand for less-volatile securities during broader-market weakness

Bottom five contributors	Company type	Performance driver
Cia de Saneamento Basico do Estado de Sao Paulo	Utility	Macroeconomic headwinds due to a currency pullback in the Brazil Real
Ferguson Plc	Pipes, Pumps & Valves	Potential slowdown in Chinese growth and in U.S. industrial & residential markets
Aalberts Industries Nv	Pipes, Pumps & Valves	Revenue exposure to slowing European economies
Evoqua Water Technologies Corp	Filtration, Treatment & Test	Revised down guidance with 1Q results and guided 4Q18 and YE2018 lower during the fourth quarter
Geberit Group	Filtration, Treatment & Test	Revenue exposure to slowing European economies and headwinds from raw material inflation

Total returns (as of November 30, 2018)

Ticker	1 year	Since inception(1)	Gross expense ratio
TBLU @ Market	-7.46%	6.40%	0.40%
TBLU @ NAV	-7.76%	6.30%	0.40%
S&P 500® Index(2)	6.27%	11.90%	—
Tortoise Global Water ESG IndexSM(3)	-6.36%	8.00%	—
Tortoise Water IndexSM(4)	-6.20%	7.55%	—

(1)	Reflects period from fund inception on February 14, 2017 through November 30, 2018.
(2)	The S&P 500® Index is an unmanaged market-value weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns include reinvested dividends. You cannot invest directly in an index.
(3)	The Tortoise Global Water ESG IndexSM is a proprietary, rules-based, modified capitalization-weighted, float-adjusted index comprised of companies that are materially engaged in the water infrastructure or water management industries. Water infrastructure companies’ principal business is providing public water distribution or supporting water distribution infrastructure via equipment or engineering and construction. Water management companies’ primary business is providing technologies or products that manage or facilitate water distribution and usage, including the fields of water efficiency, water treatment and irrigation. You cannot invest directly in an index.
(4)	The Tortoise Water IndexSM is a float-adjusted, modified market capitalization-weighted index comprised of companies that are materially engaged in the water infrastructure or water management industries. Water infrastructure companies’ principal business is providing public water distribution or supporting water distribution infrastructure via equipment or engineering and construction. Water management companies’ primary business is providing technologies or products that manage or facilitate water distribution and usage, including the fields of water efficiency, water treatment and irrigation. You cannot invest directly in an index.
*	Prior to June 15, 2018, the Tortoise Global Water ESG Fund was named the Tortoise Water Fund and had an investment objective that sought to track the investment results that correspond (before fees and expenses) generally to the price and distribution rate (total return) performance of the Tortoise Water IndexSM.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 844-TR-INDEX (844-874-6339).

(unaudited)

8	Tortoise

2018 Annual Report | November 30, 2018

Tortoise North American Pipeline Fund

Investing involves risk. Principal loss is possible. The Fund has the same risks as the underlying securities traded on the exchange throughout the day. Redemptions are limited and often commissions are charged on each trade, and ETFs may trade at a premium or discount to their net asset value. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund. The Fund may experience tracking error to a greater extent than a fund that seeks to replicate an index. The Fund is not actively managed and may be affected by a general decline in market segments related to the index. Unlike mutual funds, ETFs may trade at a premium or discount to their net asset value. Investing in specific sectors such as energy infrastructure may involve greater risk and volatility than less concentrated investments. Risks include, but are not limited to, risks associated with companies owning and/or operating pipelines and complementary assets, as well as Master Limited Partnerships (MLPs), MLP affiliates, capital markets, terrorism, natural disasters, climate change, operating, regulatory, environmental, supply and demand, and price volatility risks. The tax benefits received by an investor investing in the portfolio differs from that of a direct investment in an MLP by an investor. The value of the portfolio’s investment in an MLP will depend largely on the MLP’s treatment as a partnership for U.S. federal income tax purposes. If the MLP is deemed to be a corporation then its income would be subject to federal taxation, reducing the amount of cash available for distribution to the portfolio which could result in a reduction of the portfolio’s value. Investments in foreign issuers involve risk not ordinarily associated with investments in securities and instruments of U.S. issuers, including risks related to political, social and economic developments abroad, differences between U.S. and foreign regulatory and accounting requirements, tax risk and market practices, as well as fluctuations in foreign currencies. The portfolio invests in small and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility than larger companies. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The portfolio may also write call options which may limit the portfolio’s ability to profit from increases in the market value of a security, but cause it to retain the risk of loss should the price of the security decline.

Tortoise Global Water ESG Fund

Investment in the water infrastructure and management industry may significantly affect the value of the shares of the fund. Companies in the water industry are subject to environmental considerations, taxes, government regulation, price and supply fluctuations, competition and water conservation influences. Investments in non-U.S. companies (including Canadian issuers) involve risk not ordinarily associated with investments in securities and instruments of U.S. issuers, including risks related to political, social and economic developments abroad, differences between U.S. and foreign regulatory and accounting requirements, tax risk and market practices, as well as fluctuations in foreign currencies. The fund invests in small and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility than larger companies. The fund is not actively managed, and therefore the fund generally will not sell a security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the index or the selling of the security is otherwise required upon a rebalancing of the index. There is no guarantee that the fund will achieve a high degree of correlation to the index and therefore achieve its investment objective. The fund has elected to be, and intends to qualify each year for treatment as, a regulated investment company (RIC). To maintain the fund’s qualification for federal income tax treatment as a RIC, the fund must meet certain source of income, asset diversification and annual distribution requirements. If for any taxable year the fund fails to qualify for the special federal income tax treatment afforded to RICs, all of the fund’s taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders) and its income available for distribution will be reduced. Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. The fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the fund is more exposed to individual stock volatility than a diversified fund.

Cash flow is the total amount of money moving into and out of a business.

Nothing contained on this communication constitutes tax, legal, or investment advice. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation.

This report reflects our views and opinions as of the date herein, which are subject to change at any time based on market and other conditions. We disclaim any responsibility to update these views. The views should not be relied on as investment advice or an indication of trading intent on behalf of the fund.

Portfolio holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments in this report.

(unaudited)

Tortoise	9

Expense example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2018 – November 30, 2018).

Actual expenses

The first line of the table below provides information about actual account values based on actual returns and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Tortoise North American Pipeline Fund
			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	(06/01/2018 –
	(06/01/2018)	(11/30/2018)	11/30/2018)
Actual(2)	$1,000.00	$976.40	$1.98
Hypothetical (5% annual return before expenses)	$1,000.00	$1,023.06	$2.03

(1)

Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 0.40%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

(2)	Based on the actual returns for the six-month period ended November 30, 2018 of -2.36%.

Tortoise Global Water ESG Fund
			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	(06/01/2018 –
	(06/01/2018)	(11/30/2018)	11/30/2018)
Actual(2)	$1,000.00	$960.50	$1.97
Hypothetical (5% annual return before expenses)	$1,000.00	$1,023.06	$2.03

(1)

Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 0.40%, multiplied by the average account value over the period, multiplied by 183/365 to reflect to reflect the one-half year period.

(2)	Based on the actual returns for the six-month period ended November 30, 2018 of -3.95%.

(unaudited)

10	Tortoise

2018 Annual Report | November 30, 2018

Tortoise North American Pipeline Fund
Schedule of Investments
November 30, 2018

	Shares	Fair Value
Common Stock — 80.4%(1)
Canadian Crude Oil Pipelines — 17.8%(1)
Enbridge Inc.	485,619	$15,902,528
Gibson Energy Inc.	97,232	1,562,415
Inter Pipeline Ltd.	261,623	4,205,974
Kinder Morgan Canada Limited	21,354	249,919
Pembina Pipeline Corporation	341,317	11,508,675
		33,429,511
Canadian Local Distribution Company — 0.2%(1)
Valener Inc.	26,415	401,598
Canadian Natural Gas/Natural Gas Liquids Pipelines — 10.6%(1)
AltaGas Ltd.	179,545	1,952,678
Keyera Corp.	140,200	3,070,650
TransCanada Corporation	362,988	14,853,469
		19,876,797
United States Crude Oil Pipelines — 1.6%(1)
Plains GP Holdings, L.P.	106,592	2,358,881
SemGroup Corp.	44,164	716,782
		3,075,663
United States Local Distribution Companies — 15.4%(1)
Atmos Energy Corporation	74,955	7,170,945
Chesapeake Utilities Corporation	10,987	945,321
New Jersey Resources Corporation	59,551	2,890,010
NiSource Inc.	245,035	6,473,825
Northwest Natural Holding Co.	19,296	1,279,904
ONE Gas, Inc.	35,376	3,010,144
South Jersey Industries, Inc.	57,690	1,799,928
Southwest Gas Corporation	33,007	2,599,961
Spire Inc.	34,176	2,696,828
		28,866,866
United States Natural Gas Gathering/Processing — 11.8%(1)
Antero Midstream GP LP	17,138	253,814
Archrock, Inc.	87,312	890,582
EnLink Midstream, LLC	42,654	487,535
Targa Resources Corp.	153,736	6,861,238
The Williams Companies, Inc.	539,989	13,672,522
		22,165,691
United States Natural Gas/Natural Gas Liquids Pipelines — 23.0%(1)
Cheniere Energy, Inc.(2)	150,630	9,206,506
Kinder Morgan, Inc.	844,354	14,413,123
National Fuel Gas Company	57,888	3,117,269
ONEOK, Inc.	235,442	14,463,202
Tallgrass Energy LP	96,112	2,052,952
		43,253,052
Total Common Stock
(Cost $156,006,859)		151,069,178

Master Limited Partnerships and Related Companies — 18.4%(1)
United States Crude Oil Pipelines — 2.6%(1)
Andeavor Logistics LP	18,647	695,906
BP Midstream Partners LP	9,984	168,430
Delek Logistics Partners LP	1,746	53,218
Enbridge Energy Management, LLC(3)	18,541	202,097
Enbridge Energy Partners, L.P.	43,806	476,171
Genesis Energy, L.P.	22,599	498,308
PBF Logistics LP	4,716	94,698
Plains All American Pipeline, L.P.	92,806	2,137,322
Shell Midstream Partners, L.P.	25,811	486,279
USD Partners LP	2,588	27,148
		4,839,577
United States Natural Gas Gathering/Processing — 1.9%(1)
Antero Midstream Partners LP	18,423	509,580
CNX Midstream Partners LP	5,583	101,052
DCP Midstream Partners, LP	18,921	644,828
Enable Midstream Partners, LP	9,056	120,807
EnLink Midstream Partners, LP	35,095	464,307
Hess Midstream Partners LP	3,128	60,245
Noble Midstream Partners LP	4,516	149,615
Oasis Midstream Partners LP	1,585	31,938
Summit Midstream Partners LP	8,612	105,841
USA Compression Partners LP	6,960	100,642
Western Gas Equity Partners, LP	10,087	292,321
Western Gas Partners LP	21,458	953,594
		3,534,770
United States Natural Gas/Natural Gas Liquids Pipelines — 9.7%(1)
Cheniere Energy Partners, L.P.	8,771	330,491
Crestwood Equity Partners LP	10,145	301,306
Dominion Midstream Partners, LP	10,339	192,099
Energy Transfer LP	513,001	7,474,425
Enterprise Products Partners L.P.	315,457	8,280,746
EQGP Holdings LP	5,574	111,591
EQM Midstream Partners LP	12,729	606,664
Spectra Energy Partners LP	19,298	699,553
TC PipeLines, LP	11,043	328,971
		18,325,846

See accompanying Notes to Financial Statements.

Tortoise	11

Tortoise North American Pipeline Fund
Schedule of Investments (continued)
November 30, 2018
	Shares	Fair Value
United States Refined Product Pipelines — 4.2%(1)
Buckeye Partners, L.P.	31,311	$925,553
CrossAmerica Partners LP	6,190	97,678
Global Partners LP	5,645	97,546
Holly Energy Partners, L.P.	9,493	267,038
Magellan Midstream Partners, L.P.	48,647	2,942,170
MPLX LP	60,924	2,018,412
NuStar Energy L.P.	18,828	455,073
Phillips 66 Partners LP	11,073	519,324
Sprague Resources LP	2,054	36,602
Sunoco LP	11,750	328,530
TransMontaigne Partners L.P.	2,661	109,314
Valero Energy Partners LP	4,638	195,121
		7,992,361
Total Master Limited Partnerships
and Related Companies
(Cost $36,383,093)		34,692,554

Short-Term Investment — 1.0%(1)
United States Investment Company — 1.0%(1)
Invesco Government & Agency Portfolio — Institutional Class, 2.11%(4)
(Cost $1,933,417)	1,933,417	$1,933,417

Total Investments - 99.8%(1)
(Cost $194,323,369)		187,695,149
Other Assets in Excess of Liabilities, Net — 0.2%(1)		297,760
Total Net Assets — 100.0%(1)		$187,992,909

(1)	Calculated as a percentage of net assets.
(2)	Non-income producing security.
(3)

Security distributions are paid-in-kind. Rate determined by dividing the cash value of a distribution declared by Enbridge Energy Partners, L.P. by the average closing price of Enbridge Energy Management, L.L.C. shares for the ten consecutive trading days prior to the ex-dividend date.

(4)	Rate indicated is the current yield as of November 30, 2018

See accompanying Notes to Financial Statements.

12	Tortoise

2018 Annual Report | November 30, 2018

Tortoise Global Water ESG Fund
Schedule of Investments
November 30, 2018
	Shares	Fair Value
Common Stock — 99.6%(1)
Australian Water Equipment/Services — 0.2%(1)
Clean TeQ Holdings Limited(2)	26,884	$8,155
Brazilian Water Utilities — 2.9%(1)
Cia de Saneamento Basico do Estado de
Sao Paulo - ADR	16,596	119,989
Finland Water Equipment/Services — 0.7%(1)
Uponor OYJ	2,722	28,905
France Water Infrastructure — 12.4%(1)
Suez	11,888	176,642
Veolia Environnement SA	15,556	330,647
		507,289
Hong Kong Water Equipment/Services — 0.6%(1)
China Lesso Group Holdings Ltd.	43,500	22,350
Hong Kong Water Infrastructure — 1.3%(1)
China Water Affairs Group Limited	42,725	48,055
CT Environmental Group Limited	140,290	5,827
		53,882
Japan Water Equipment/Services — 3.7%(1)
Kurita Water Industries Ltd.	5,216	139,917
NIHON TRIM Co., Ltd.	227	12,398
		152,315
Japan Water Infrastructure — 0.7%(1)
METAWATER Co. Ltd.	526	14,759
Oyo Corporation	972	11,457
		26,216
Netherlands Water Equipment/Services — 3.5%(1)
Aalberts Industries N.V.	4,100	143,705
Switzerland Water Equipment/Services — 7.5%(1)
Ferguson PLC	3,898	249,343
Sulzer AG	610	56,998
		306,341
Switzerland Water Management — 6.7%(1)
Geberit AG	701	273,089
United Kingdom Water Infrastructure — 17.2%(1)
Pennon Group Plc	17,809	163,390
Pentair PLC	4,700	200,690
Severn Trent Plc	6,820	159,033
United Utilities Group PLC	18,561	179,844
		702,957
United States Water Infrastructure — 18.1%(1)
Aegion Corp.(2)	1,571	30,006
Franklin Electric Co., Inc.	1,871	84,663
Middlesex Water Company	810	41,990
Mueller Water Products, Inc.	7,675	80,818
Rexnord Corporation(2)	5,049	142,937
SJW Group	790	44,272
The York Water Company	638	21,131
Xylem, Inc.	4,027	293,890
		739,707
United States Water Management — 4.6%(1)
AquaVenture Holdings Limited(2)	567	10,648
Badger Meter, Inc.	1,412	78,366
Watts Water Technologies, Inc.	1,348	99,429
		188,443
United States Water Treatment — 0.6%(1)
Evoqua Water Technologies Corp.(2)	2,761	25,236
United States Water Utilities — 18.9%(1)
American States Water Company	1,780	119,402
American Water Works Co., Inc.	3,644	347,674
Aqua America Inc.	4,601	157,768
California Water Service Group	2,334	106,711
Connecticut Water Service, Inc.	612	42,583
		774,138
Total Common Stock
(Cost $4,161,736)		4,072,717

Short-Term Investment — 0.1%(1)
United States Investment Company — 0.1%(1)
Invesco Government & Agency Portfolio - Institutional Class, 2.11%(3)
(Cost $5,463)	5,463	5,463

Total Investments — 99.7%(1)
(Cost $4,167,199)		4,078,180
Other Assets in Excess of Liabilities, Net — 0.3%(1)		12,702
Total Net Assets — 100.0%(1)		$4,090,882

(1)	Calculated as a percentage of net assets.
(2)	Non-income producing security.
(3)	Rate indicated is the current yield as of November 30, 2018.

ADR - American Depositary Receipt

See accompanying Notes to Financial Statements.

Tortoise	13

Statements of Assets & Liabilities
November 30, 2018

	Tortoise	Tortoise
	North American	Global Water
	Pipeline Fund	ESG Fund
Assets:
Investments, at fair value (cost $194,323,369 and $4,167,199, respectively)	$187,695,149	$4,078,180
Dividends & interest receivable	353,242	13,817
Receivable for capital shares sold	7,647,575	—
Total assets	195,695,966	4,091,997
Liabilities:
Payable for Capital Activity	5,451,725	—
Payable for investment securities purchased	2,195,289	—
Payable to Adviser	56,043	1,115
Total liabilities	7,703,057	1,115
Net Assets	$187,992,909	$4,090,882
Net Assets Consist of:
Capital Stock	$199,840,969	$4,202,367
Total distributable earnings (loss)	(11,848,060)	(111,485)
Net Assets	$187,992,909	$4,090,882

Net Assets	$187,992,909	$4,090,882
Shares issued and outstanding(1)	8,550,000	150,000
Net asset value, redemption price and offering price per share	$21.99	$27.27

(1)	Unlimited shares authorized.

See accompanying Notes to Financial Statements.

14	Tortoise

2018 Annual Report | November 30, 2018

Statements of Operations
For the Year Ended November 30, 2018

	Tortoise	Tortoise
	North American	Global Water
	Pipeline Fund	ESG Fund
Investment Income:
Dividends and distributions from common stock	$5,331,573	$69,129
Distributions from master limited partnerships	2,110,037	—
Less: return of capital on distributions	(3,568,393)	—
Less: foreign taxes withheld	(361,912)	(1,397)
Net dividends and distributions from investments	3,511,305	67,732
Dividends from money market mutual funds	12,021	346
Total investment income	3,523,326	68,078
Expenses:
Advisory fees (See Note 5)	561,878	16,598
Total expenses	561,878	16,598
Net Investment Income	2,961,448	51,480
Realized and Unrealized Gain (Loss) on Investments and Translations of Foreign Currency:
Net realized gain on investments, including foreign currency gain (loss)	302,799	171,796
Net change in unrealized depreciation of investments and translations of foreign currency	(5,235,572)	(571,881)
Net Realized and Unrealized Loss on Investments and Translations of Foreign Currency	(4,932,773)	(400,085)
Net Decrease in Net Assets Resulting from Operations	$(1,971,325)	$(348,605)

See accompanying Notes to Financial Statements.

Tortoise	15

Statements of Changes in Net Assets

	Tortoise North American Pipeline Fund		Tortoise Global Water ESG Fund
				Period from
				February 14,
	Year Ended	Year Ended	Year Ended	2017(1) to
	November 30,	November 30,	November 30,	November 30,
	2018	2017	2018	2017
Operations
Net investment income	$2,961,448	$1,538,813	$51,480	$20,580
Net realized gain on investments, including
foreign currency gain (loss)	302,799	1,073,391	171,796	18,526
Net change in unrealized appreciation
(depreciation) of investments and
translations of foreign currency	(5,235,572)	(1,676,270)	(571,881)	482,811
Net increase (decrease) in net assets resulting
from operations	(1,971,325)	935,934	(348,605)	521,917
Capital Share Transactions
Proceeds from shares sold	137,583,435	52,736,255	4,348,680	2,500,000
Payments for shares redeemed	(24,276,095)	(13,020,375)	(2,854,060)	—
Net increase in net assets resulting from
capital share transactions	113,307,340	39,715,880	1,494,620	2,500,000
Distributions to Shareholders
From distributable earnings	(3,219,856)	(1,629,761)	(62,050)	(15,000)
From tax return of capital	(2,457,119)	(820,939)	—	—
Total distributions to shareholders	(5,676,975)	(2,450,700) *	(62,050)	(15,000) *
Total Increase in Net Assets	105,659,040	38,201,114	1,083,965	3,006,917
Net Assets
Beginning of period	82,333,869	44,132,755	3,006,917	—
End of period	$187,992,909	$82,333,869 * *	$4,090,882	$3,006,917 * *
Transactions in Shares
Shares sold	6,050,000	2,250,000	150,000	100,000
Shares redeemed	(1,100,000)	(550,000)	(100,000)	—
Net increase	4,950,000	1,700,000	50,000	100,000

(1)	Inception date of the fund.
*	Includes income distributions of $1,629,761 and $15,000 for the North American Pipeline Fund and Global Water ESG Fund respectively.
**	Includes undistributed (accumulated) net investment income (loss) income of $(472,302) and $5,580 for the North American Pipeline Fund and Global Water ESG Fund respectively.

See accompanying Notes to Financial Statements.

16	Tortoise

2018 Annual Report | November 30, 2018

Tortoise North American Pipeline Fund
Financial Highlights

				Period from
	Year Ended	Year Ended	Year Ended	June 29, 2015(1)
	November 30,	November 30,	November 30,	to November 30,
	2018	2017	2016	2015
Per Common Share Data(2)
Net asset value, beginning of period	$22.87	$23.23	$19.59	$25.00
Investment operations:
Net investment income(3)	0.69	0.64	0.67	0.24
Net realized and unrealized gain (loss) on investments
and translations of foreign currency(3)	(0.64)	(0.13)	3.85	(5.43)
Total from investment operations	0.05	0.51	4.52	(5.19)
Less distributions from:
Net investment income	(0.53)	(0.58)	(0.65)	(0.22)
Net realized gains	—–	—	—	—
Return of capital	(0.40)	(0.29)	(0.23)	—
Total distributions	(0.93)	(0.87)	(0.88)	(0.22)
Net asset value, end of period	$21.99	$22.87	$23.23	$19.59
Total Return(4)	0.15%	2.19%	23.84%	(20.81)%
Supplemental Data and Ratios
Net assets, end of period (in 000's)	$187,993	$82,334	$44,133	$20,564
Ratios to average net assets:
Expenses(5)	0.40%	0.40%	0.50%	0.70%
Net investment income(5)	2.11%	2.22%	2.40%	2.68%
Portfolio turnover rate(4)	16%	18%	28%	17%

(1)	Inception date of the Fund.
(2)	For a Fund share outstanding for the entire period.
(3)	The per common share data for the years ended November 30, 2017 and 2016 and the period from June 29, 2015 to November 30, 2015 does not reflect the change in estimate of investment income and return of capital. See Note 2 to the financial statements for further disclosure.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.

See accompanying Notes to Financial Statements.

Tortoise	17

Tortoise Global Water ESG Fund
Financial Highlights

		Period from
		February 14,
	Year Ended	2017(1) to
	November 30,	November 30,
	2018	2017
Per Common Share Data(2)
Net asset value, beginning of period	$30.07	$25.00
Investment operations:
Net investment income	0.34	0.21
Net realized and unrealized gain (loss) on investments and translations of foreign currency	(2.65)	5.01
Total from investment operations	(2.31)	5.22
Less distributions from:
Net investment income	(0.30)	(0.15)
Net realized gains	(0.19)	—
Total distributions	(0.49)	(0.15)
Net asset value, end of period	$27.27	$30.07
Total Return(3)	(7.76)%	20.96%
Supplemental Data and Ratios
Net assets, end of period (in 000’s)	$4,091	$3,007
Ratios to average net assets:
Expenses(4)	0.40%	0.40%
Net investment income(4)	1.24%	0.98%
Portfolio turnover rate(3)	36%	22%

(1)	Inception date of the Fund.
(2)	For a Fund share outstanding for the entire period.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.

See accompanying Notes to Financial Statements.

18	Tortoise

2018 Annual Report | November 30, 2018

Notes to Financial Statements
November 30, 2018

1. Organization

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust on January 27, 2011. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Tortoise North American Pipeline Fund (the “North American Pipeline Fund”) and Tortoise Global Water ESG Fund (the “Global Water ESG Fund”) (or collectively, “the Funds”) are each a non-diversified series with their own investment objectives and policies within the Trust. The Trust has evaluated the structure, objective and activities of the Funds and determined that they meet the characteristics of an investment company. As such, these financial statements have applied the guidance as set forth in the Accounting Standards Codifications (“ASC”) 946, Financial Services Investment Companies.

The investment objective of the North American Pipeline Fund seeks investment results that correspond generally to the price and distribution rate (total return) performance of the Tortoise North American Pipeline IndexSM (the “North American Pipeline Index”). The Fund commenced operations on June 29, 2015.

The investment objective of the Global Water ESG Fund seeks investment results that correspond (before fees and expenses) generally to the price and distribution rate (total return) performance of the Tortoise Global Water ESG IndexSM (the “Water Index”). The Fund commenced operations on February 14, 2017. Prior to June 15, 2018, the Global Water ESG Fund was named the Tortoise Water Fund and the Fund’s objective was to track the performance of the Tortoise Water Index.

Shares of the North American Pipeline Fund are listed and traded on the NYSE Arca, Inc. (the “NYSE”) and shares of the Global Water ESG Fund are listed and traded on CBOE Bzx Exchange, Inc. (“CBOE”). Market prices for the shares may be different from their net asset value (“NAV”). The Funds issue and redeem shares on a continuous basis at NAV only in blocks of 50,000 shares, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified universe, with cash included to balance to the Creation Unit total. Once created, shares generally trade in the secondary market at market prices that change throughout the day in amounts less than a Creation Unit. Except when aggregated in Creation Units, shares are not redeemable securities of the Funds. Shares of the Funds may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participation Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the shares directly from the Funds. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

The Funds currently offer one class of shares, which have no front-end sales load, no deferred sales charge, and no redemption fee. A purchase (i.e. creation) transaction fee is imposed for the transfer and other transaction costs associated with the purchase of Creation Units. The standard fixed creation transaction fee for each Fund is $500, which is payable by the Advisor. In addition, a variable fee may be charged on all cash transactions or substitutes for Creation Units of up to a maximum of 2% as a percentage of the value of the Creation Units subject to the transaction. Variable fees are imposed to compensate the Funds for the transaction costs associated with the cash transactions. Variable fees received by the Funds are displayed in the capital shares transaction section of the Statement of Changes in Net Assets. The Funds may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Funds have equal rights and privileges.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Securities Valuation — All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation — The books and records relating to the Funds’ non-U.S. dollar denominated investments are maintained in U.S. dollars on the following bases: (1) market value of investment securities, assets, and liabilities are translated at the current rate of exchange; and (2) purchases and sales of investment securities, income, and expenses are translated at the relevant rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate the portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. The Funds report certain foreign currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Federal Income Taxes — The Funds intend to meet the requirements of subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is required. As of November 30, 2018, the Funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. During the year ended November 30, 2018, the Funds did not incur any interest or penalties. The Funds are subject to examination by U.S. taxing authorities for the tax periods since the commencement of operations.

Tortoise	19

Notes to Financial Statements (continued)

Securities Transactions, Income and Distributions — Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on a specific identified cost basis. Interest income is recognized on an accrual basis, including amortization of premiums and accretion of discounts. Dividend income and distributions are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations. Distributions received from the Funds’ investments generally are comprised of ordinary income and return of capital. The Funds allocate distributions between investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on information provided by each portfolio company and other industry sources. These estimates may subsequently be revised based on actual allocations received from the portfolio companies after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Funds.

During the year ended November 30, 2018, the North American Pipeline Fund reallocated the amount of 2017 investment income and return of capital it recognized based on the 2017 tax reporting information received from investments. This reclassification amounted to a decrease in accumulated net investment loss of approximately $30,046 or $0.004 per share, an increase in accumulated net realized loss of approximately $3,485 or $0.001 per share and an increase in unrealized appreciation of investments of approximately $26,561 or $0.003 per share.

The Funds will make distributions of net investment income, if any, quarterly. The Funds will also distribute net realized capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Funds.

For the period ended November 30, 2018, the following reclassifications were made:

Fund	Accumulated Losses	Paid-in Capital
North American Pipeline Fund	$(2,313,992)	$2,313,992
Global Water ESG Fund	(207,747)	207,747

Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Share Valuation — The NAV per share of the Funds are calculated by dividing the sum of the value of the securities held by the Funds, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Funds, rounded to the nearest cent. The North American Pipeline Fund’s shares will not be priced on the days on which the NYSE is closed for trading and the Global Water ESG Fund’s shares will not be priced on the days on which CBOE is closed for trading. The offering and redemption price per share for the Funds are equal to the Funds’ net asset value per share.

Indemnifications — Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust may enter into contracts that provide general indemnification to other parties. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred, and may not occur. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Cash and Cash Equivalents — Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and include money market fund accounts.

3. Securities Valuation

The Funds have adopted fair value accounting standards, which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 —	Quoted prices in active markets for identical assets or liabilities.

Level 2 —	Observable inputs other than quoted prices included in Level 1. These inputs may include quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 —	Significant unobservable inputs for the asset or liability, representing the Fund’s view of assumptions a market participant would use in valuing the asset or liability.

20	Tortoise

2018 Annual Report | November 30, 2018

Notes to Financial Statements (continued)

Following is a description of the valuation techniques applied to each Fund’s major categories of assets and liabilities measured at fair value on a recurring basis. Each Fund’s investments are carried at fair value.

Common stock (including MLPs) — Securities that are primarily traded on a national securities exchange are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices. Securities traded primarily on the Nasdaq Global Market System for which market quotations are readily available are valued using the Nasdaq Official Closing Price (“NOCP”). If the NOCP is not available, such securities are valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Investment Companies — Investments in other mutual funds, including money market funds, are valued at their net asset value per share. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees. These procedures consider many factors, including the type of security, size of holding, trading volume and news events. There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset values per share. The Board of Trustees has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary. The Board of Trustees regularly reviews reports that describe any fair value determinations and methods.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table is a summary of the fair value measurements of each Fund’s securities by level within the fair value hierarchy as of November 30, 2018:

North American Pipeline Fund	Level 1	Level 2	Level 3	Total
Common stock	$151,069,178	$—	$—	$151,069,178
Master limited partnerships and related companies	34,692,554	—	—	34,692,554
Short-term investment	1,933,417	—	—	1,933,417
Total investments in securities	$187,695,149	$—	$—	$187,695,149

Global Water ESG Fund	Level 1	Level 2	Level 3	Total
Common stock	$4,072,717	$—	$—	$4,072,717
Short-term investment	5,463	—	—	5,463
Total investments in securities	$4,078,180	$—	$—	$4,078,180

Refer to each Fund’s Schedule of Investments for additional industry information.

4. Concentration Risk

Because the North American Pipeline Fund’s assets are concentrated in the energy pipeline industry and the Global Water ESG Fund’s assets are concentrated in the water industry, the Funds are subject to loss due to adverse occurrences that may affect those industries. Funds that primarily invest in a particular industry may experience greater volatility than funds investing in a broad range of industries.

5. Investment Advisory Fee and Other Transactions with Affiliates

The Trust has an agreement with Tortoise Index Solutions, L.L.C. (the “Adviser”) to furnish investment advisory services to the Funds. Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.40% of each Fund’s average daily net assets. The Adviser bears the cost of all advisor and non-advisory services required to operate each Fund.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Global Fund Services (“Fund Services” or the “Administrator”) acts as the Funds’ Administrator, Transfer Agent and Fund Accountant. U.S. Bank, N.A. (the “Custodian”) serves as the custodian to the Funds. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Funds. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees and monitors the activities of the Funds’ custodian, transfer agent and accountants. The officers of the Trust including the Chief Compliance Officer are employees of the Administrator. A Trustee of the Trust was an officer of the Administrator until retiring July 2, 2018. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Funds, subject to annual minimums.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. The Distributor is an affiliate of the Administrator.

Tortoise	21

Notes to Financial Statements (continued)

6. Investment Transactions

The aggregate purchases and sales, excluding U.S. government securities, short-term investments and in-kind transactions, by each Fund for the year ended November 30, 2018, were as follows:

	Purchases	Sales
North American Pipeline Fund	$21,983,335	$22,045,521
Global Water ESG Fund	3,172,315	1,452,653

For the year ended November 30, 2018, in-kind transactions associated with creation and redemptions were as follows:

	Purchases	Sales
North American Pipeline Fund	$137,186,263	$24,244,001
Global Water ESG Fund	1,451,629	1,699,486

During the year ended November 30, 2018 the North American Pipeline Fund and Global Water ESG Fund realized $2,560,700 and $211,067, respectively in net capital gains resulting from in-kind redemptions.

7. Federal Tax Information

As of November 30, 2018, the cost basis of investments for federal income tax purposes and the components of accumulated losses on a tax basis were as follows:

	North American	Global Water
	Pipeline Fund	ESG Fund
Cost of investments	$196,462,938	$4,171,647
Gross unrealized appreciation	5,405,246	326,638
Gross unrealized depreciation	(16,108,485)	(420,156)
Net unrealized depreciation	(10,703,239)	(93,518)
Undistributed ordinary income	—	11,472
Undistributed long-term capital gain	—	—
Total distributable earnings	—	11,472
Other accumulated losses	(1,144,821)	(29,439)
Total accumulated losses	$(11,848,060)	$(111,485)

The difference between book and tax-basis cost is attributable primarily to wash sales and master limited partnership (“MLP”) adjustments.

As of November 30, 2018, the North American Pipeline Fund had a short-term capital loss carryforward of $431,421 and a long-term capital loss carryforward of $713,400, and the Global Water ESG Fund had a long-term capital loss carryforward of $29,439, which may be carried forward for an unlimited period under the Regulated Investment Company Modernization Act of 2010. To the extent Funds realize future net capital gains, those gains will be offset by any unused capital loss carryforwards. Capital loss carryforwards will retain their character as either short-term or long-term capital losses. Thus, such losses must be used first to offset gains of the same character; for example, long-term loss carryforwards will first offset long-term gains, before they can be used to offset short-term gains. The capital gains and losses have been estimated based on information currently available and are subject to revision upon receipt of the 2018 tax reporting information from the individual MLPs.

In order to meet certain excise tax distribution requirements, the Funds are required to measure and distribute annually net capital gains realized during a twelve month period ending November 30 and net investment income earned during a twelve month period ending December 31. In connection with this, the Funds are permitted for tax purposes to defer into its next fiscal year qualified late year ordinary losses. Qualified late year ordinary losses are generally losses incurred between January 1 and the end of its fiscal year, November 30, 2018. The Funds did not defer any late year ordinary losses for the taxable year ended November 30, 2018.

During the year ended November 30, 2018, the Funds paid the following distributions to shareholders:

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2018 Annual Report | November 30, 2018

Notes to Financial Statements (continued)

	North American	Global Water
	Pipeline Fund	ESG Fund
Ordinary income*	$3,219,856	$62,050
Long-term capital gains**	—	—
Return of capital	2,457,119	—
Total distributions	$5,676,975	$62,050

During the year ended November 30, 2017, the Funds paid the following distributions to shareholders:

	North American	Global Water
	Pipeline Fund	ESG Fund
Ordinary income*	$1,629,761	$15,000
Long-term capital gains**	—	—
Return of capital	820,939	—
Total distributions	$2,450,700	$15,000

*	For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.
**	The Funds designate as long-term capital gain distributions, pursuant to Internal Revenue Code Section 852(b)(3)(c).

8. Subsequent Events

On December 28, 2018, the North American Pipeline Fund paid an income distribution to shareholders in the amount of $2,058,840, or $0.1548 per share.

On December 28, 2018, the Global Water ESG Fund paid an income distribution to shareholders in the amount of $14,235, or $0.0949 per share.

Management has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no items require recognition or disclosure.

Tortoise	23

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees
Tortoise North American Pipeline Fund
Tortoise Global Water ESG Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Tortoise North American Pipeline Fund and Tortoise Global Water ESG Fund (formerly known as Tortoise Water Fund) (two of the portfolios constituting the Managed Portfolio Series [the “Funds”]), including the schedules of investments, as of November 30, 2018, and the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds at November 30, 2018, the results of their operations, changes in their net assets and their financial highlights for the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Funds constituting Managed Portfolio Series	Statement of operations	Statement of changes in net assets	Financial highlights
Tortoise North American Pipeline Fund	For the year ended November 30, 2018	For each of the two years in the period ended November 30, 2018	For each of the three years in the period ended November 30, 2018 and the period from June 29, 2015 (commencement of operations) to November 30, 2015
Tortoise Global Water ESG Fund	For the year ended November 30, 2018	For the year ended November 30, 2018 and the period from February 14, 2017 (commencement of operations) to November 30, 2017	For the year ended November 30, 2018 and the period from February 14, 2017 (commencement of operations) to November 30, 2017.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the portfolios that comprise the Managed Portfolio Series since 2011

Minneapolis, Minnesota
January 29, 2019

24	Tortoise

2018 Annual Report | November 30, 2018

Trustees & Officers (unaudited)
November 30, 2018

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Leonard M. Rush, CPA 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1946	Lead Independent Trustee and Audit Committee Chairman	Indefinite Term; Since April 2011	38	Retired, Chief Financial Officer, Robert W. Baird & Co. Incorporated (2000-2011).	Independent Trustee, ETF Series Solutions (39 Portfolios) (2012-Present); Director, Anchor Bancorp Wisconsin, Inc. (2011-2013).
David A. Massart 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1967	Trustee and Valuation Committee Chairman	Indefinite Term; Since April 2011	38	Co-Founder and Chief Investment Strategist, Next Generation Wealth Management, Inc. (2005-present).	Independent Trustee, ETF Series Solutions (39 Portfolios) (2012-Present).
David M. Swanson 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1957	Trustee and Nominating & Governance Committee Chairman	Indefinite Term; Since April 2011	38	Founder and Managing Principal, SwanDog Strategic Marketing, LLC (2006-present); Executive Vice President, Calamos Investments (2004-2006).	Independent Trustee, ALPS Variable Investment Trust (10 Portfolios) (2006-Present); Independent Trustee, RiverNorth Opportunities Closed-End Fund (2015-Present).
Interested Trustee
Robert J. Kern* 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1958	Chairman, and Trustee	Indefinite Term; Since January 2011	38	Retired (July 2018-present), Executive Vice President, U.S. Bancorp Fund Services, LLC (1994-2018).	None

*

Mr. Kern is an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that he was a board member of the Fund’s principal underwriter, Quasar Distributors, LLC, an affiliate of the Administrator.

Tortoise	25

Trustees & Officers (unaudited) (continued)
November 30, 2018

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Officers
Brian R. Wiedmeyer 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1973	President and Principal Executive Officer	Indefinite Term; Since November 2018	N/A	Vice President, U.S. Bancorp Fund Services, LLC (2005-present).	N/A
Deborah Ward 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1966	Vice President, Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite Term; Since April 2013	N/A	Senior Vice President, U.S. Bancorp Fund Services, LLC (2004-present).	N/A
Ryan L. Roell 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1973	Treasurer and Principal Financial Officer	Indefinite Term; Since November 2018	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2005-present).	N/A
Thomas A. Bausch, Esq. 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1979	Secretary	Indefinite Term; Since November 2017	N/A	Vice President, U.S. Bancorp Fund Services, LLC (2016-Present); Associate, Godfrey & Kahn S.C. (2012-2016).	N/A
Benjamin Eirich 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1981	Vice President and Assistant Treasurer	Indefinite Term; Since May 2016 (Assistant Treasurer); Since November 2018 (Vice President)	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2008-present).	N/A
Douglas Schafer 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1970	Vice President and Assistant Treasurer	Indefinite Term; Since May 2016 (Assistant Treasurer); Since November 2018 (Vice President)	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2002-present).	N/A

26	Tortoise

2018 Annual Report | November 30, 2018

Additional Information (unaudited)

Availability of Fund Portfolio Information
The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room call 1-800-SEC-0330. In addition, the Fund’s Form N-Q is available without charge upon request by calling 1-844-TR-INDEX or 1-844-874-6339.

Availability of Proxy Voting Information
A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-844-TR-INDEX or 1-844-874-6339. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge, upon request, by calling 1-844-TR-INDEX or 1-844-874-6339, or (2) on the SEC’s website at www.sec.gov.

Qualified Dividend Income/Dividends Received Deduction
For the fiscal year ended November 30, 2018, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the American Taxpayer Relief Act of 2012. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100% and 88.59% for the North American Pipeline Fund and the Global Water ESG Fund, respectively.

For corporate shareholders, the percentage of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended November 30, 2018 was 73.48% and 60.60% for the North American Pipeline Fund and the Global Water ESG Fund, respectively.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue section 871(k)(2)(c) was 0% and 30.25% for the North American Pipeline Fund and the Global Water ESG Fund, respectively.

Frequency Distribution of Premiums and Discounts
Information regarding how often shares of the Fund trades on the Exchange at a price about (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund is available, free of charge, on the Fund’s website at etp.tortoiseindexsolutions.com.

Privacy Notice
The Funds collect only relevant information about you that the law allows or requires us to have in order to conduct our business and properly service you. The Funds collect financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Funds do not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, to respond to court orders and legal investigations or as otherwise permitted by law. Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Funds, as well as the Funds’ investment adviser who is an affiliate of the Funds. If you maintain a retirement/educational custodial account directly with the Funds, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes. We limit access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Funds. All shareholder records will be disposed of in accordance with applicable law.

The Trust maintains physical, electronic and procedural safeguards to protect Personal Information and requires its third parties service provides with access to such information to treat the Personal Information with the same high degree of confidentiality.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, credit union or trust company, the privacy policy of the your financial intermediary would govern how their non-public personal information would be shared with unaffiliated third parties.

With respect to the Funds, issues and redemptions of their shares at net asset value (“NAV”) occur only in large aggregations of a specified number of shares (e.g., 50,000) called “Creation Units.” Only Authorized Participants (“APs”) may acquire shares directly from an ETF, and only APs may tender their ETF shares for redemption directly to the ETF, at NAV. APs must be (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC, a clearing agency that is registered with the SEC; or (ii) a DTC participant. In addition, each AP must execute a Participant Agreement that has been agreed to by the Funds’ distributor, and that has been accepted by the Funds’ transfer agent, with respect to purchases and redemptions of Creation Units.

Because of this structure, the Funds do not have any information regarding any “consumers” as defined in Rule 3 of Regulation S-P with respect to any ETFs, and consequently are not required by Regulation S-P to deliver a notice of the Funds’ privacy policy to any ETF shareholders.

Tortoise	27

Contacts

Board of Trustees
David Massart
Leonard Rush, CPA
David Swanson
Robert Kern

Investment Adviser
Tortoise Index Solutions, L.L.C.
11550 Ash Street, Suite 300
Leawood, KS 66211

Independent Registered Public
Accounting Firm
Ernst & Young, LLP
220 South Sixth Street, Suite 1400
Minneapolis, MN 55402

Transfer Agent, Fund Accountant
and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202

Distributor
Quasar Distributors, LLC
777 E. Wisconsin Ave.
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 North Rivercenter Drive
Milwaukee, WI 53212

Fund Counsel
Stradley Ronon Stevens & Young LLP
2005 Market Street
Suite 2600
Philadelphia, PA 19103

844-TR-INDEX
(844-874-6339)

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the Fund’s trustees and is available without charge upon request by calling 1-844-TR-INDEX or 1-844-874-6339.

11550 Ash Street, Suite 300
Leawood, KS 66211

www.tortoiseadvisors.com

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this period.

The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s code of ethics that applies to the registrant’s principal executive officer and principal financial officer is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Leonard M. Rush is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the past fiscal year. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning, including reviewing the Fund’s tax returns and distribution calculations. There were no “other services” provided by the principal accountant. For the fiscal years ended November 30, 2018 and November 30, 2017, the Fund’s principal accountant was Ernst & Young. The following table details the aggregate fees billed or expected to be billed for each of the last fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2018	FYE 11/30/2017
Audit Fees	$143,100	$138,100
Audit-Related Fees	$0	$0
Tax Fees	$73,170	$85,710
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Ernst & Young applicable to non-audit services pursuant to waiver of pre-approval requirement was as follows:

	FYE 11/30/2018	FYE 11/30/2017
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees, other than the tax services as noted above, billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 11/30/2018	FYE 11/30/2017
Registrant	$0	$0
Registrant’s Investment Adviser	$136,497	$470,680

Item 5. Audit Committee of Listed Registrants.

The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The independent members of the committee are as follows: David A. Massart, David M. Swanson, and Leonard M. Rush.

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)

The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)

There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)

(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Filed herewith

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Managed Portfolio Series

By (Signature and Title)*	/s/ Brian R. Wiedmeyer
Brian R. Wiedmeyer, President

Date	February 7, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Brian R. Wiedmeyer
Brian R. Wiedmeyer, President

Date	February 7, 2019

By (Signature and Title)*	/s/ Ryan L. Roell
Ryan L. Roell, Treasurer

Date	February 7, 2019

* Print the name and title of each signing officer under his or her signature.